AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON July 14, 1999

                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
  -----------------------------------------------------------------------------

               (Name of Registrant as Specified In Its Charter)



  -----------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

   -----------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

     (5) Total fee paid:

   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
   -----------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

     (3) Filing Party:

   -----------------------------------------------------------------------------

     (4) Date Filed:

   -----------------------------------------------------------------------------

     Notes:


     ---------
  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MUNIASSETS FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                                ----------------
                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                ----------------
                                August 25, 1999

TO THE STOCKHOLDERS OF MUNIASSETS FUND, INC.:

      NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of MuniAssets Fund, Inc. (the "Fund") will be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 25, 1999 at 10:15 A.M. for the following purposes:

      (1)  To elect three Class II Directors for a term of three years;

      (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP ("D&T") to serve as independent auditors of the Fund for its current fiscal year; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 11, 1999, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors

                                        Bradley J. Lucido
                                        Secretary

Plainsboro, New Jersey
Dated: July 14, 1999

                                PROXY STATEMENT
                                ----------------
                              MUNIASSETS FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                                ----------------
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                ----------------
                                August 25, 1999

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniAssets Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 25, 1999 at 10:15 A.M. The approximate mailing date of this Proxy Statement is July 14, 1999.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the nominees for Directors, and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

      The Board of Directors has fixed the close of business on June 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 30, 1999, the Fund had outstanding 10,432,191 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of June 30, 1999, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

      Approval of Proposals 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund's shares of Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting, three Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of Joe Grills, Terry K. Glenn and Walter Mintz as Class II Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

      Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Arthur Zeikel and Robert S. Salomon, Jr. Class II consists of Joe Grills, Terry K. Glenn and Walter Mintz. Class III consists of Melvin R. Seiden and Stephen B. Swensrud. Only the Directors in Class II are being considered for election at this Meeting. All of the Directors have been members of the Board of Directors of the Fund since the Fund's initial public offering in 1993, except Joe Grills, who has been a member of the Board of Directors of the Fund since January 1994, Robert S. Salomon, Jr., who has been a member of the Board of Directors of the Fund since January 1996, and Terry K. Glenn, who has been a member of the Board of Directors of the Fund since March, 1999.

      Certain information concerning the Directors (which includes the nominees) is set forth as follows:

                                                                                             Shares of
                                                                                            Common Stock
                                                                                               of the
                                                                                                Fund
                                                                                            Beneficially
                                       Principal  Occupation During Past         Director     Owned at
Name and Address of Director   Age   Five Years and Public Directorships(1)       Since     July 15, 1998
----------------------------   ---   --------------------------------------      --------   -------------
Terry K. Glenn(1)(3) .......... 58   Executive Vice President of MLAM              1999           0
P.O. Box 9011                          and FAM since 1983; Executive Vice
Princeton,  New Jersey                 President and Director of Princeton
08543-9011                             Services since 1993; President of
                                       Princeton Funds Distributor, Inc.
                                       ("PFD") since 1983 and Director thereof
                                       since 1991; President of Princeton
                                       Administrators, L.P. since 1988.

Joe Grills(1)(2) .............. 64   Member of the Committee of                    1994           0
P.O. Box 98                            Investment of Employee Benefit Assets
Rapidan, Virginia 22733                of the Financial Executives Institute
                                       ("CIEBA") since 1986; Member of CIEBA's
                                       Executive Committee since 1988 and its
                                       Chairman from 1991 to 1992; Assistant
                                       Treasurer of International Business
                                       Machines Incorporated ("IBM") and Chief
                                       Investment Officer of IBM Retirement
                                       Funds from 1986 until 1993; Member of
                                       the Investment Advisory Committee of
                                       the State of New York Common Retirement
                                       Fund; Director, Duke Management Company
                                       since 1992, elected Vice Chairman in
                                       May 1998; Director, LaSalle Street Fund
                                       since 1995; Director of Hotchkis &
                                       Wiley Mutual Funds since 1996;
                                       Director, Kimco Realty Corporation
                                       since January 1997; Member of the
                                       Investment Advisory Committee of the
                                       Howard Hughes Medical Institute since
                                       1997; Member of the Investment Advisory
                                       Committee of the Virginia Retirement
                                       System since 1998; Director, Montpelier
                                       Foundation since 1998.


                                                                                             Shares of
                                                                                            Common Stock
                                                                                               of the
                                                                                                Fund
                                                                                            Beneficially
                                       Principal  Occupation During Past         Director     Owned at
Name and Address of Director   Age   Five Years and Public Directorships(1)       Since     July 15, 1998
----------------------------   ---   --------------------------------------      --------   -------------
Walter Mintz(1)(2) ............ 70   Special Limited Partner of Cumberland         1993           0
1114 Avenue of the Americas            Associates (investment partnership)
New York, New York 10036               since 1982.

Robert S. Salomon, Jr.(1)(2) .. 62   Principal of STI Management                   1996           0
106 Dolphin Cove Quay                  (investment adviser) since 1994;
Stamford, Connecticut 06902            Chairman and CEO of Salomon
                                       Brothers Asset Management from 1992 to
                                       1995; Monthly columnist with Forbes
                                       Magazine since 1992; Chairman of
                                       Salomon Brothers equity mutual funds
                                       from 1992 to 1995; Director of Stock
                                       Research and U.S. Equity Strategist at
                                       Salomon Brothers Inc. from 1975 to
                                       1991; Trustee of the CommonFund since
                                       1980.

Melvin R. Seiden(1)(2) ........ 68   Director of Silbanc Properties,               1993           0
780 Third Avenue Ltd.                  (real estate, investment and consulting)
Suite 2502                             and President thereof since 1987;
New York, New York 10017               Chairman and President of Seiden & de
                                       Cuevas, Inc. (private investment firm)
                                       from 1964 to 1987.

Stephen B. Swensrud(1)(2) ..... 66   Chairman of Fernwood Advisors                 1993           0
24 Federal Street                      (investment adviser) since 1996; Principal
Suite 400                              of Fernwood Associates (financial
Boston, Massachusetts 02110            consultants) since 1975; Chairman of RPP
                                       Corporation (manufacturing) since 1999.

                                                                                             Shares of
                                                                                            Common Stock
                                                                                               of the
                                                                                                Fund
                                                                                            Beneficially
                                       Principal  Occupation During Past         Director     Owned at
Name and Address of Director   Age   Five Years and Public Directorships(1)       Since     July 15, 1998
----------------------------   ---   --------------------------------------      --------   -------------
Arthur Zeikel(1)(3) ........... 67   Chairman of Merrill Lynch Asset               1993           0
300 Woodland Avenue                    Management, L.P. ("MLAM") and FAM
Westfield, New Jersey 07090            (which terms as used hereunder include
                                       their corporate predecessors) from 1997
                                       to 1999; President of MLAM and FAM from
                                       1977 to 1997; Chairman of Princeton
                                       Services, Inc. ("Princeton Services")
                                       from 1997 to 1999 and Director thereof
                                       from 1993 to 1999; President of
                                       Princeton Services from 1993 to 1997;
                                       Executive Vice President of Merrill
                                       Lynch & Co., Inc. ("ML & Co.") from
                                       1990 to 1999.

----------
(1) Each of the directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.

(2)   Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company"), of the Fund.

      Committees And Board Of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

      During the fiscal year ended May 31, 1999, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

      Compliance  With  Section  16(A) Of The  Securities  Exchange Act Of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

      Interested Persons. The Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions they currently hold or have previously held with FAM and its affiliates. Mr. Zeikel has previously served as the President of the Fund and the Chairman and President of FAM and MLAM. Mr. Glenn is the President of the Fund and the Executive Vice President of FAM and MLAM.

      Compensation Of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,284 for the fiscal year ended May 31, 1999.

      The following table sets forth for the fiscal year ended May 31, 1999, compensation paid by the Fund to the non-interested Directors and, for the calendar year ending December 31, 1998, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors.


                                                          Pension or           Aggregate Compensation
                                                       Retirement Benefits          From Fund and
                              Compensation Accrued           as Part                FAM/MLAM Funds
Name of Director                   From Fund            of Fund Expenses       Advised Paid to Directors
----------------              --------------------     -------------------     -------------------------
Joe Grills(1) ...............        $8,000                  None                     $198,333
Walter Mintz(1) .............        $8,000                  None                     $178,583
Robert S. Salomon,  Jr.(1) ..        $8,000                  None                     $178,583
Melvin R. Seiden(1) .........        $8,000                  None                     $178,583
Stephen B.  Swensrud(1) .....        $8,000                  None                     $195,583

----------
(1)   The  Directors  serve on the boards of FAM/MLAM  Advised Funds as follows:
      Mr. Grills (24 registered investment companies consisting of 56 portfolios); Mr. Mintz (22 registered investment companies consisting of 43 portfolios); Mr. Salomon (22 registered investment companies consisting of 43 portfolios); Mr. Seiden (22 registered investment companies consisting of 43 portfolios); and Mr. Swensrud (25 registered investment companies consisting of 58 portfolios).

      Officers Of The Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:


Name and Principal Occupation                          Office                        Age     Officer Since
-----------------------------                          ------                        ---     -------------
Terry K. Glenn .....................................   President                      58     1993*
   Executive Vice President of FAM and MLAM since
      1983; Executive President Vice President and
      Director of Princeton Services since 1993;
      President of Princeton Funds Distributor,
      Inc. ("PFD") (formerly, Merrill Lynch Funds
      Distributor, Inc.) since 1986 and Director
      thereof since 1991; President of Princeton
      Administrators, L.P. since 1988.


Name and Principal Occupation                          Office                        Age     Officer Since
-----------------------------                          ------                        ---     -------------
Vincent R. Giordano ................................   Senior Vice President          54     1993
   Senior Vice President of FAM and MLAM since
      1984; Senior Vice President of Princeton
      Services since 1993.

Kenneth A. Jacob ...................................   Vice President                 48     1993
   First Vice President of MLAM since 1997; Vice
      President of MLAM from 1984 to 1997.

Donald C. Burke ....................................   Vice President and Treasurer   39     1993
   Senior Vice President and Treasurer of FAM and
      MLAM since 1999; Senior Vice President and
      Treasurer of Princeton Services since 1999;
      Vice President of PFD since 1999; First Vice
      President of MLAM from 1997 to 1999; Vice
      President of MLAM from 1990 to 1997; Director
      of Taxation of MLAM since 1990.

Theodore R. Jaeckel, Jr. ...........................   Vice President                 39     1997
   Director (Municipal Tax-Exempt) of MLAM since
      1997; Vice President of MLAM from 1991 to
      1997.

John Loffredo, CFA .................................   Vice President                 35     1998
    First Vice President of MLAM since 1997; Vice
        President of MLAM since 1991.

Bradley J. Lucido ..................................   Secretary                      33     1999
    Vice President of MLAM since 1999; Attorney
        with MLAM since 1995; Attorney in private
        practice from 1991 to 1995.


----------
*Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

      Stock Ownership. At July 14, 1999, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Messrs. Glenn and Zeikel, Directors of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                 PROPOSAL 2. SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

      D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

      Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

      In order to obtain the necessary quorum at the Meeting (i. e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, and "FOR" the ratification of D&T as independent auditors for the Fund.

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Proposal 1) and ratification of the selection of independent auditors (Proposal
2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that, except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from the beneficial owners of these shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Proposal 1 or Proposal 2.

Address Of Investment Adviser

      The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 1999 to any stockholder upon request. Such requests should be directed to MuniAssets Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary or to 1-800-456-4587 ext. 123.

Stockholder Proposals

      If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in August 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 16, 2000.

      Any stockholder who intends to submit a proposal at the 2000 Annual Meeting of Stockholders without including the proposal in the proxy statement for such Annual Meeting must notify the Fund of such proposal by May 29, 2000. If a stockholder fails to give notice by this date, then the persons named as proxies in the Proxies solicited by the Board of Directors for the 2000 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

                                             By Order of the Board of Directors

                                             Bradley J. Lucido
                                                Secretary

Dated: July 14, 1999

                             MUNIASSETS FUND, INC.                  COMMON STOCK

                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                   P R O X Y

         This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

      By signing and dating the reverse side of the card, you authorized the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                            (Continued and to be signed on the reverse side)

1. To elect [three] Class II Directors  FOR all nominees listed below                 WITHHOLD AUTHORITY
   for a term of three years            (except as marked to the contrary below) [ ]  to vote for all nominees listed below [ ]

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

   Class II Nominees: Joe Grills, Terry K. Glenn, Walter Mintz

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP ("D&T") as the independent auditors of the Fund to serve for the current fiscal year.

   FOR [ ]   AGAINST  [ ]   ABSTAIN  [ ]

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.



                                    Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

                                    Dated:________________________________, 1999

                                    X __________________________________________
                                                 Name of Stockholder

                                    X __________________________________________
                                                      Signature

Please mark boxes [ ] or [X] in blue or black ink.
Please sign, date and return this Proxy promptly using the enclosed envelope.